UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 220 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its Annual and Special Meeting on June 20, 2017 (the “Annual and Special Meeting”).  At the Annual and Special Meeting, the shareholders of the Company voted on the following matters, casting their votes as described below:

•                  To elect to the Board of Directors each of the nominees listed below:

Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Irving R. Gerstein	42,544,230	n/a	1,815,311	25,406,035
R. Foster Duncan	42,836,216	n/a	1,523,327	25,406,033
Kevin T. Howell	42,770,278	n/a	1,589,264	25,406,034
Holli C. Ladhani	42,660,769	n/a	1,698,773	25,406,034
Gilbert S. Palter	42,580,317	n/a	1,779,226	25,406,033
James J. Moore, Jr.	42,957,529	n/a	1,402,014	25,406,033

•                  Non-binding, advisory vote on the approval of named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,798,813	7,596,683	964,538	25,406,042

•                  Advisory vote on the frequency of the advisory vote on named executive officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
35,924,343	895,350	6,958,278	582,067	25,406,038

•                  To appoint KPMG LLP as auditors of the Company and to authorize the Board of Directors to fix the auditors’ remuneration:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
67,883,595	n/a	1,881,981	0

•                  To approve an ordinary resolution authorizing the Company to amend its fifth amended and restated long-term incentive plan (the “LTIP”) to increase the number of common shares of the Company issuable under the LTIP.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,266,898	2,593,489	499,149	25,406,040

In addition, on June 20, 2017, the Company issued a press release (the “Press Release”) announcing that the director nominees listed in the Proxy Statement for the Annual and Special Meeting were elected as directors of the Company and providing detailed results of the votes cast with respect to such election.  The Press Release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company, dated June 20, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: June 20, 2017	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated June 20, 2017.